UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

HORIZON TECHNOLOGY FINANCE
CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue

Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
6.25% Notes due 2022	HTFA	The New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2021, in connection with a previously announced public offering, Horizon Technology Finance Corporation (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated March 23, 2012, between the Company and the Trustee (together with the Third Supplemental Indenture, the “Indenture”). The Third Supplemental Indenture relates to the Company’s issuance, offer and sale of $57.5 million in aggregate principal amount of its 4.875% Notes due 2026 (the “Notes”).

The Notes will mature on March 30, 2026, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 4.875% per year and will be paid quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, commencing June 30, 2021. The Notes are the Company’s direct unsecured obligations and rank pari passu with the Company’s existing and future unsecured, unsubordinated indebtedness, including the Company’s 6.25% Notes due 2022 (the “2022 Notes”); senior to any series of preferred stock that the Company may issue in the future; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Company’s revolving credit facility with KeyBank National Association (the “Key Facility”), the Company’s secured credit facility with New York Life Insurance Company (the “NYL Facility,” together with the Key Facility, the “Credit Facilities”), and the 2019-1 Securitization; and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s existing or future subsidiaries.

The Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 30, 2023, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.

The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”) and certain other exceptions, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form N-2 (Registration No. 333-225698) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated March 23, 2021 and a final prospectus supplement dated March 23, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on March 30, 2021.

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The Company intends to use the net proceeds of this offering to redeem the outstanding 2022 Notes and for the general corporate purposes of the Company and its subsidiaries. Pending such use, the Company may use the net proceeds to invest the net proceeds of this offering to temporarily repay borrowings under the Credit Facilities or may invest the net proceeds primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment.

The foregoing descriptions of the Third Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Third Supplemental Indenture and the form of global note representing the Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On March 25, 2021, Company notified the Trustee for the Company’s 6.25% Senior Notes due 2022 (the “2022 Notes”), of the Company’s election to redeem the $37,375,000 aggregate principal amount of the 2022 Notes outstanding, and instructed the Trustee to provide notice of such redemption to the holders of the 2022 Notes in accordance with the terms of the indenture governing the 2022 Notes. The Company expects the redemption to be completed on April 24, 2021. Following the redemption, none of the 2022 Notes will remain outstanding, and they will be delisted from the New York Stock Exchange. This Current Report on Form 8-K does not constitute a notice of redemption of the 2022 Notes.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
4.1	Indenture, dated as of March 23, 2012, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (d)(7) of the Company’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-178516, filed on March 23, 2012).
4.2	Third Supplemental Indenture, dated as of March 30, 2021 between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on March 30, 2021).
4.3	Form of Global Note (included in Exhibit 4.2).
5.1	Opinion of Dechert LLP.
23.1	Consent of Dechert LLP (included in Exhibit 5.1 hereto).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2021	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

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